EXHIBIT 1

Joint Filing Agreement

This Agreement is made this 17th day of October, 2011, by and between each of the undersigned.

WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in First BanCorp (the “Company”);

NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in the Company and each of the undersigned hereby designates and appoints Thomas H. Lee (Alternative) Fund VI, L.P., Thomas M. Hagerty, Scott L. Jaeckel and Charles P. Holden as its attorney-in-fact with full power of substitution for each of them, each acting singly, to sign, file and make any amendments to such Schedule 13D.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE ADVISORS (ALTERNATIVE) VI, LTD.

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Treasurer

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P.

By:	THL ADVISORS (ALTERNATIVE) VI, L.P. its general partner
By:	THOMAS H. LEE ADVISORS (ALTERNATIVE) VI, L.P., its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Treasurer

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND VI, L.P.

By:	THL ADVISORS (ALTERNATIVE) VI, L.P. its general partner
By:	THOMAS H. LEE ADVISORS (ALTERNATIVE) VI, L.P., its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Treasurer

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE (ALTERNATIVE) PARALLEL (DT) FUND VI, L.P.

By:	THL ADVISORS (ALTERNATIVE) VI, L.P. its general partner
By:	THOMAS H. LEE ADVISORS (ALTERNATIVE) VI, L.P., its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Treasurer

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THL FBC EQUITY INVESTORS, L.P.

By:	THL ADVISORS (ALTERNATIVE) VI, L.P. its general partner
By:	THOMAS H. LEE ADVISORS (ALTERNATIVE) VI, L.P., its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Treasurer

[Joint Filing Agreement Signature Page]